Note 12 - Income Taxes	12 Months Ended
Oct. 31, 2020
Notes to Financial Statements
Income Tax Disclosure [Text Block]
(12)	Income Taxes

Income tax expense (benefit) for the years ended October 31, 2020, 2019 and 2018 consists of:

Fiscal year ended October 31, 2020	Current	Deferred	Total
U.S. Federal	$—	$—	$—
State	18,041	—	18,041
Totals	$18,041	$—	$18,041

Fiscal year ended October 31, 2019	Current	Deferred	Total
U.S. Federal	$726	$(726)	$—
State	(5,805)	—	(5,805)
Totals	$(5,079)	$(726)	$(5,805)

Fiscal year ended October 31, 2018	Current	Deferred	Total
U.S. Federal	$14,163	$(49,281)	$(35,118)
State	18,467	—	18,467
Totals	$32,630	$(49,281)	$(16,651)

Reported income tax expense for the years ended October 31, 2020, 2019 and 2018 differs from the “expected” tax expense (benefit), computed by applying the U.S. Federal statutory income tax rate of 21% in fiscal years 2020 and 2019, and 23.17% in fiscal year 2018 to income before income taxes as follows:

	Years ended October 31,
	2020	2019	2018
“Expected” income taxes (benefit)	$(1,281,668)	$(1,191,776)	$243,772
Increase (reduction) in income tax expense (benefit) resulting from:
Remeasurement of deferred taxes related to the Tax Act	—	—	1,272,517
State income taxes, net of federal benefit	(139,736)	(12,875)	2,641
Meals and Entertainment	7,317	17,999	24,661
Provision to return reconciliation adjustment	350	6,400	(57,118)
Excess tax benefits related to share-based compensation	14,473	(90,603)	—
Non-deductible officers' compensation	—	31,456	—
Other differences, net	6,088	3,434	964
Change in valulation allowance	1,411,217	1,230,160	(1,504,088)
Reported income tax benefit	$18,041	$(5,805)	$(16,651)

The Tax Cuts and Jobs Act (the “Tax Act”), enacted on December 22, 2017, lowered the statutory federal corporate income tax rate from 35% to 21%. The reduction of the statutory federal corporate tax rate to 21% became effective on January 1, 2018. Because the Company’s fiscal year 2018 commenced on November 1, 2017, the annual statutory federal corporate tax rate applicable to fiscal year 2018 was a blended rate of 23.17%. Beginning in fiscal year 2019, the annual statutory federal corporate tax rate is 21%.

The Tax Act also repealed the corporate AMT for tax years beginning after December 31, 2017, and provides that existing AMT credit carryforwards are refundable in tax years beginning after December 31, 2017. Under the CARES Act, the entire amount of any remaining AMT credit is refundable in the tax year beginning in 2018 instead of recovering the credit through refunds over a period of years, as originally enacted by the Tax Act. The Company has recorded $25,003 of AMT credit carryforwards that are expected to be fully refunded within the next twelve months. This amount is a deferred tax asset for which a valuation allowance is not necessary and is presented as income taxes refundable-current on the consolidated balance sheet as of October 31, 2020. For the fiscal year ended October 31, 2019, the Company recorded $50,007 of AMT credit carryforwards. This amount is presented as income taxes refundable-current of $25,004 and income taxes refundable-noncurrent of $25,003 on the consolidated balance sheet as of October 31, 2019.

The Company continues to assess the impacts of the Tax Act on future fiscal years as well as analyze applicable information and data, and interpret any additional guidance issued by the U.S. Treasury Department, the Internal Revenue Service and others.

The tax effects of temporary differences that give rise to significant portions of the Company’s deferred tax assets and deferred tax liabilities as of October 31, 2020 and 2019 are presented below:

	October 31,
	2020	2019
Deferred tax assets:
Accounts receivable, due to allowances for doubtful accounts and sales returns	$139,809	$54,370
Inventories, due to allowance for damaged and slow-moving inventories and additional costs inventoried for tax purposes pursuant to the Tax Reform Act of 1986	764,183	769,871
Liabilities recorded for accrued expenses, deductible for tax purposes when paid	294,857	111,677
Share-based compensation expense	16,814	20,410
Section 163(j) interest	254,520	121,583
Expenses incurred related to expected PPP Loan forgiveness	1,162,161	—
Net operating loss carryforwards	2,163,956	2,374,774
AMT credit carryforwards	25,003	50,007
Other	53,136	53,997
Total gross deferred tax assets	4,874,439	3,556,689
Valuation allowance	(4,759,862)	(3,348,645)
Net deferred tax assets	114,577	208,044
Deferred tax liabilities:
Plant and equipment, due to differences in depreciation and capital gain recognition	(86,997)	(155,461)
Other receivables, due to accrual for financial reporting purposes	(2,577)	(2,576)
Total gross deferred tax liabilities	(89,574)	(158,037)
Net deferred tax asset	$25,003	$50,007

As a result of the acquisition of AOS, the Company recorded certain deferred tax assets totaling $1,517,605 (after purchase accounting adjustments), related to gross net operating loss (“NOL”) carryforwards of $4,455,525, estimated to be available after considering Internal Revenue Code Section 382 limitations. As of October 31, 2020, $1,008,000 of these gross NOL carryforwards remain unused and may be used to reduce future taxable income. These remaining gross NOL carryforwards begin to expire in fiscal year ending October 31, 2028. Additionally, the Company has federal and state gross NOL carryforwards of $8,446,666 and $1,781,503, respectively, originating with certain fiscal years from 2015 through 2020, and will not begin to expire until fiscal year 2031.

For the fiscal years ended October 31, 2020 and 2019, the Company considered all positive and negative evidence available to assess whether it is “more likely than not” that some portion or all of the deferred tax assets will not be realized. For each year, the Company concluded that in accordance with the provisions of Accounting Standards Codification 740, Income Taxes, the negative evidence outweighed the objectively verifiable positive evidence. As a result, the Company established a valuation allowance of $4,759,862 and $3,348,645, respectively, against net deferred tax assets existing as of October 31, 2020 and 2019.

The Company estimates a liability for uncertain tax positions taken or expected to be taken in a tax return. The liability for uncertain tax positions is included in other noncurrent liabilities on the accompanying consolidated balance sheets.

A reconciliation of the unrecognized tax benefits for fiscal years 2020 and 2019 follows:

	October 31,
	2020	2019
Unrecognized tax benefits balance at beginning of year	$48,941	$60,147
Gross decreases for tax positions of prior years	—	(11,206)
Gross increases for current year tax positions	—	—
Unrecognized tax benefits balance at end of year	$48,941	$48,941

During fiscal year 2020, the Company increased accrued interest by $4,137 and no penalties were accrued, related to unrecognized tax benefits. During fiscal year 2019, the Company reduced accrued interest and penalties by $15,847 and $2,225, respectively, related to unrecognized tax benefits. As of October 31, 2020 and 2019, the Company had approximately $26,535 and $22,397, respectively, of accrued interest and penalties related to uncertain tax positions. The total amount of unrecognized tax benefits that would affect the Company’s effective tax rate if recognized is $35,661 and $36,530 as of October 31, 2020 and 2019, respectively. The Company believes that it is reasonably possible that the total unrecognized tax benefits will be reduced within the next twelve months due to lapses in the applicable prior years’ tax positions. We estimate the decrease related to these items, including accrued interest and penalties, may be up to approximately $36,000.

The Company files income tax returns in the U.S. federal jurisdiction and in various state jurisdictions. The statute of limitations remains open for U.S. and certain state income tax examinations for years ended October 31, 2017 through October 31, 2019.